===============================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                    FORM 8-K
                                  CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15 (D)
                                      of the
                          SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 22, 2003


                             SUREQUEST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     Delaware
           (State or other jurisdiction of incorporation or organization)

                                    41-1826635
                         (IRS Employer Identification Number)

                                   13606 T I Blvd.
                                 Dallas, Texas 75243
                       (Address of principal executive offices)

                          C. Scott Sykes, Jr., Chairman & CEO
                                  SureQuest Systems, Inc.
                                      13606 T I Blvd.
                                    Dallas, Texas 75243
                          (Name and address of agent for service)

                                        (972) 238-7200
              (Telephone number, including area code of agent for service)



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Item 5.  Changes in Control of Registrant

         SureQuest Systems, Inc., a Nevada corporation (the "SureQuest Nevada") reincorporated in Delaware through a merger of SureQuest Nevada into SureQuest Systems, Inc., a newly formed Delaware corporation ("SureQuest Delaware") with SureQuest Delaware surviving the merger. The reincorporation was effected on April 22, 2003 at 4:00 PM EDT and resulted in:

(i) SureQuest Nevada being governed by the laws of the State of Delaware;
(ii) the right to receive one share of common stock of SureQuest Delaware for each forty shares of common stock of SureQuest Nevada owned as of the record date of the reincorporation;
(iii) the persons serving presently as officers and directors of SureQuest Nevada continuing to serve in their respective capacities after the reincorporation;
(iv) the outstanding shares of Series A Convertible Preferred Stock of SureQuest Nevada being converted into approximately 36,338,556 shares of SureQuest Delaware's common stock that represents approximately 98.3% of the total number of outstanding shares of SureQuest Delaware after the reincorporation;
(v) SureQuest Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(vi) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (vii) the board of directors divided into three classes as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of SureQuest Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         99.1     Press Release

                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SureQuest Systems, Inc.
                                          (a Delaware corporation)



                                          By: /s/C. Scott Sykes, Jr.
                                             ----------------------------------
                                                C. Scott Sykes, Jr., Chairman
                                                of the Board and President


Date:  May 6, 2003




                                       EXHIBIT 99.1
                                       Press Release
-------------------------------------------------------------------------------


                            Surequest systems, INC. changes
                       corporate domicile from Nevada to delaware
             by merging with and into surequest systems, inc., a Delaware cororation and changes its symbol to "suqu"


DALLAS, Texas--May 6, 2003--SureQuest Systems, Inc. (OTCBB:SUQU), a Delaware corporation today announced that SureQuest Systems, Inc., a Nevada corporation (the "SureQuest Nevada") changed its corporate domicile from Nevada to Delaware by merging into SureQuest Systems, Inc., a newly formed Delaware corporation ("SureQuest Delaware") with SureQuest Delaware surviving the merger. The reincorporation was effected on April 22, 2003 at 4:00 PM EDT and resulted in:

(i) SureQuest Nevada being governed by the laws of the State of Delaware;
(ii) the right to receive one share of common stock of SureQuest Delaware for each forty shares of common stock of SureQuest Nevada owned as of the record date of the reincorporation;
(iii) the persons serving presently as officers and directors of SureQuest Nevada continuing to serve in their respective capacities after the reincorporation;
(iv) the outstanding shares of Series A Convertible Preferred Stock of SureQuest Nevada being converted into approximately 36,338,556 shares of SureQuest Delaware's common stock that represents approximately 98.3% of the total number of outstanding shares of SureQuest Delaware after the reincorporation;
(v) SureQuest Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(vi) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (vii) the board of directors divided into three classes as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of SureQuest Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

         Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward-looking statements. The realization of any or all of these expectations is subject to a number of risks and uncertainties and it is possible that the assumptions made by management may not materialize.

For more information about the Corporation, please visit www.surequest.com.

Contact Information:
SureQuest Systems, Inc., 13606 T.I. Blvd., Dallas, Texas 75243
Phone:  972.238.7200      Fax:  972.238-7733          inquiry@surequest.com